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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 17, 2005


                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska           333-106732-00, 333-106732-01        02-0598125
------------------------   ----------------------------   ----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


                    1620 Dodge Street
                     Omaha, Nebraska                         68102
        ----------------------------------------          ----------
        (Address of principal executive offices)          (Zip Code)


                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

      On October 17, 2005, First Bankcard Master Credit Card Trust issued its $451,250,000 Series 2005-1 Class A Variable Funding Certificates and $48,750,000 Collateral Interest, Series 2005-1 (collectively, the "Series 2005-1 Certificates"). The Series 2005-1 Certificates were offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on the exemption set forth in Section 4(2) of the Act.

      The Series 2005-1 Supplement to Second Amended and Restated Pooling and Servicing Agreement, dated October 24, 2002, by and among First National Funding LLC, First National Bank of Omaha and The Bank of New York, filed as Exhibit 4.1 to this Form 8-K, was executed as of October 17, 2005.

Item 9.01.  Financial Statements and Exhibits.

(C)   Exhibits

EXHIBIT NO.       DOCUMENT DESCRIPTION

Exhibit 4.1 Series 2005-1 Supplement, dated as of October 17, 2005, between First National Funding LLC, First National Bank of Omaha and The Bank of New York, to Second Amended and Restated Pooling and Servicing Agreement, dated October 24, 2002 (Second Amended and Restated Pooling and Servicing Agreement incorporated by reference to Exhibit 4.6 to Registrants' Form 8-K filed on November 4, 2002, Commission file Nos. 333-86574-00 and 333-86574-01).


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2005          FIRST NATIONAL FUNDING LLC

                                  By:  First National Funding Corporation,
                                       Managing Member


                                  By:  /s/ KARLYN M. KNIERIEM
                                       -----------------------------------------
                                       Karlyn M. Knieriem, Vice President
                                       and Treasurer


Dated: December 13, 2005          FIRST BANKCARD MASTER CREDIT CARD TRUST

                                  By:  First National Bank of Omaha,
                                       As Servicer of First Bankcard Master
                                       Credit Card Trust

                                  By:  /s/ TIMOTHY D. HART
                                       -----------------------------------------
                                       Timothy D. Hart, Senior Vice President,
                                       Treasurer and Assistant Secretary